Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  March 25, 1999



                          PECO ENERGY TRANSITION TRUST
             (Exact name of registrant as specified in its charter)



Delaware                            333-58055                51-0382130
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


                          PECO Energy Transition Trust
               c/o First Union Trust Company, National Association
                                 920 King Street
                           Wilmington, Delaware 19801
               (Address of principal executive offices) (Zip Code)

                                 (302) 888-7532
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

         Reference is made to Registrant's registration statement on Form S-3, as amended (Registration No. 333-58055), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Pursuant to such registration statement, $4,000,000,000 aggregate principal amount of Transition Bonds Series 1999-A were issued and sold by the Registrant. The transaction was closed on March 25, 1999.

         In connection with this transaction, the Registrant entered into the material agreements attached hereto as Exhibits.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         A list of the Exhibits filed herewith is attached hereto.



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    PECO ENERGY TRANSITION TRUST


                                                    By:/s/ Diana Moy Kelly
                                                       -----------------------
March 31, 1999                                      Name: Diana Moy Kelly
                                                    Title: Beneficiary Trustee

                                  EXHIBIT INDEX


Exhibit No.       Exhibit
----------        -------

1.1 Underwriting Agreement dated March 18, 1999 among PECO Energy Transition Trust, PECO Energy Company and Salomon Smith Barney, as representative of the several underwriters named therein.

4.1.2 Amended and Restated Trust Agreement for PECO Energy Transition Trust dated as of February 19, 1999 among George Shicora and Diana Moy Kelly, as Beneficiary Trustees, First Union Trust Company, National Association, as Issuer Trustee, Delaware Trustee and Independent Trustee, and PECO Energy Company, as Grantor and Owner.

4.3.1 Indenture dated as of March 1, 1999 between PECO Energy Transition Trust and The Bank of New York.

4.3.2 Series Supplement dated as of March 25, 1999 between PECO Energy Transition Trust and The Bank of New York.

10.1 Intangible Transition Property Sale Agreement dated as of March 25, 1999 between PECO Energy Transition Trust and PECO Energy Company.

10.2 Master Servicing Agreement dated as of March 25, 1999 between PECO Energy Transition Trust and PECO Energy Company.

99.1 Form of ISDA Master Agreement (PECO Energy Transition Trust entered into two such agreements, each dated as of March 18, 1999, with Goldman Sachs Mitsui Marine Derivative Products, L.P. and Citibank, N.A., New York, respectively, with respect to the Class A-3 and Class A-5 Transition Bonds, respectively).

99.2 Schedule to the Master Agreement dated as of March 18, 1999 between Goldman Sachs Mitsui Marine Derivative Products, L.P. and PECO Energy Transition Trust.

99.3 Schedule to the Master Agreement dated as of March 18, 1999 between Citibank, N.A., New York and PECO Energy Transition Trust.

99.4 Confirmation Letter Agreement dated March 18, 1999 from Goldman Sachs Mitsui Marine Derivative Products, L.P. and confirmed by PECO Energy Transition Trust.

99.5 Confirmation Letter Agreement dated March 18, 1999 from Citibank, N.A., New York and confirmed by PECO Energy Transition Trust.